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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

OCTOBER 31, 2003
Date of Report (Date of Earliest Event Reported)

MEDIA ARTS GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	0-24294 (Commission File Number)	77-0354410 (I.R.S. Employer Identification No.)

900 Lightpost Way
Morgan Hill, CA 95037
(Address of Principal Executive Offices)

(408) 201-5000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name Or Former Address, If Changed Since Last Report)

ITEM 5.    OTHER EVENTS.

        Media Arts Group, Inc. (the "Company") today announced that it has entered into an Agreement and Plan of Merger, dated as of October 31, 2003 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed acquisition of the Company by Main Street Acquisition Company, Inc., a newly-formed Delaware corporation wholly-owned by Thomas Kinkade, the founder of the Company.

        Attached and incorporated herein by reference in their entirety as Exhibits 2.1 and 99.1 are copies of, respectively, the Merger Agreement and the press release announcing the proposed acquisition.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business Acquired. Not Applicable.

  (b)
  Pro Forma Financial Information. Not Applicable.

  (c)
  Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 31, 2003, by and among Media Arts Group, Inc., Main Street Acquisition Company, Inc. and Thomas Kinkade.
99.1	Press Release of Media Arts Group, Inc. issued October 31, 2003.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2003	MEDIA ARTS GROUP, INC.
	By:	/s/ HERBERT D. MONTGOMERY Herbert D. Montgomery Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 31, 2003, by and among Media Arts Group, Inc., Main Street Acquisition Company, Inc. and Thomas Kinkade.
99.1	Press Release of Media Arts Group, Inc. issued October 31, 2003.

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SIGNATURE
EXHIBIT INDEX